Exhibit 99.2

E.S. HOTEL ISLA DE VERDE, S.E.

Unaudited March 31, 2005 Financial Statements

Embassy Suites San Juan

BALANCE SHEETS

December 31, 2004 and March 31, 2005

	(Unaudited) 3/31/2005	(Audited) 12/31/2004
ASSETS
CURRENT ASSETS:
Cash and cash equivalents (including $1,169,939 and $704,133 in restricted replacement reserves in 2004 & at 3/31/05, respectively)	$2,622,621	2,939,513
Accounts receivable	1,323,776	1,308,777
Accounts receivable affiliates	—	—
Inventory	86,906	88,163
Prepaid expenses	194,560	405,074

Total current assets	4,227,863	4,741,527
Investments - marketable securities	1,867,509	995,601
PROPERTY AND EQUIPMENT:
Land and land improvements	7,363,106	7,363,106
Building	36,096,847	36,159,972
Construction in Progress	—	—
Equipment and furnishings	13,726,487	13,443,386
Equipment under capital lease	380,903	380,903

Total property and equipment	57,567,343	57,347,367
Less accumulated depreciation	(20,080,535)	(19,669,665)

Property and equipment, net	37,486,808	37,677,702
OTHER ASSETS:
Security Deposits	5,197,965	5,197,965
Loan fees	1,894,014	1,917,689

Total other assets	7,091,979	7,115,654

Total assets	$50,674,159	50,530,484

LIABILITIES AND PARTNERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$466,072	1,177,586
Current portion of capital lease obligation
Accounts payable	140,014	212,798
Accrued expenses	2,223,748	2,131,947
Advance deposits	387,614	253,016

Total current liabilities	3,217,448	3,775,347
Long-term portion of capital lease obligation	—	—
Notes Payable	633,929	660,714
Interest rate swap	—	—
Long-term debt	35,380,000	35,380,000

Total liabilities	39,231,377	39,816,061
PARTNERS’ EQUITY	11,442,782	10,714,423

Total liabilities and partners’ equity	$50,674,159	50,530,484

2

Embassy Suites San Juan

STATEMENTS OF OPERATIONS AND PARTNERS’ EQUITY

For the periods ended March 31, 2005 & March 31, 2004

	(Unaudited) 3/31/2005	(Unaudited) 3/31/2004
REVENUES:
Rooms department	$4,521,366	$4,470,325
Food and beverage department	955,097	873,209
Casino operating department	1,645,976	1,371,638
Other operating departments	209,052	251,234

Total revenues	7,331,491	6,966,406
OPERATING EXPENSES:
Rooms department	621,876	608,978
Food and beverage department	743,263	642,613
Other operating departments	298,393	282,767
Casino operating department	1,422,369	1,207,770
Selling, general and administrative expense	835,053	779,542
Depreciation and amortization	410,871	428,872

Total operating expenses	4,331,825	3,950,542

NET OPERATING INCOME	2,999,666	3,015,864
OTHER INCOME (EXPENSE):
Interest expense	(778,827)	(809,783)
Interest income	62,314	47,855
Other income - net	(1,554,794)	(1,615,987)

Total other income (expense)	(2,271,307)	(2,377,915)

NET INCOME (LOSS)	728,359	637,949

The accompanying notes are an integral part of these statements.

3

Embassy Suites San Juan

STATEMENTS OF CASH FLOWS

For the periods ended March 31, 2005 & March 31, 2004

	31-Mar-05	31-Mar-04
CASH FLOWS FROM OPERATING ACTIVITIES:
REVENUES
Suite Revenue	4,521,366	4,470,325
Food & Beverage Revenue	955,097	873,209
Other Revenue	1,855,027	1,622,872

TOTAL REVENUE	7,331,490	6,966,406

DEPARTMENT EXPENSE	(2,988,821)	(2,716,123)
OVERHEAD EXPENSE	(1,357,707)	(1,247,394)

CASH FROM OPERATIONS	2,984,962	3,002,889

Other Income	62,313	47,856
Management/Incentive Fees	(226,361)	(211,748)
Royalty Fees	(180,855)	(178,813)
Insurance — Adjust WC from above	(214,940)	(211,848)
Taxes - cash payments	—	(0)
Licenses and Fees - adjust above	(56,719)	(50,000)
Interest Expense	(663,060)	(677,892)
Capital Lease Expense	(125,279)	(133,333)
Miscellaneous Expense	(38,475)	(20,475)

CASH FLOW FROM OPERATIONS	1,541,586	1,566,635

ADJ. TO RECONCILE NI TO NET CASH FROM OPER.
Working Capital Changes	(167,410)	(504,681)
Net Change in Casino Operating Cash	292,418	(205,618)
Working Capital - Intercompany/Due to Manager	278,628	202,359
Tax & Insurance Deposit	—	—
Capital Reserve Deposit	(292,018)	(268,404)

NET CASH FROM OPERATIONS	1,653,204	790,292

CASH FLOWS FROM INVESTING ACTIVITY:
Assets Purchased/Inventory Adjustments	(219,975)	(7,245)
Asset Purchases included in CRR wire	—	129,149
From / (To) Capital Replacement Reserve	311,632	(70,187)

NET CASH FROM INVESTING ACTIVITY	91,657	51,717

CASH FLOWS FROM FINANCING ACTIVITY:
2005 Owner Distribution	—	—
2004 Incentive Fees	(136,190)	—
Partnership Income Tax Estimates/Efron Settlement	—	—
Debt Financing Costs	(140,488)	(143,387)
Deposits Held by Trustee	—	—
Addition to Debt	—	—
	—	—
Principal Payments-Cost Overrun, HDC, Slot Lease	(251,133)	(251,134)
Principal Mortgage Payments	(350,000)	(330,000)

NET CASH FROM FINANCING ACTIVITY	(877,810)	(724,521)

Beginning Balance of Cash	1,324,147	1,000,948
CASH FLOW B/F REQ W.C.	2,191,197	1,118,437

Required Minimum W/C	(200,000)	(200,000)

Property Tax Reserve	—	—

REMAINING CASH FLOW	1,991,197	918,437

CUMULATIVE CASH FLOW	1,991,197	918,437

Less: Operational Due to Manager	(420,849)	(240,617)

Less: A/P on Hold	—	—

DISTRIBUTABLE CASH AMOUNT	$1,570,348	$677,820

4

Embassy Suites San Juan

STATEMENTS OF SHAREHOLDERS’ EQUITY

For the period ended March 31, 2005

2005 Q1 Roll Forward of Shareholders’ Equity	Common	Paid-In Capital	Retained Earnings	Total
Beginning Balance, January 1, 2005	—	20,147,761	(9,433,339)	10,714,422
Net Income, Q1 2005	—	—	728,359	728,359
Distributions, Q1 2005	—	—	—	—

Ending Balance, March 31, 2005	—	20,147,761	(8,704,980)	11,442,781

5

Embassy Suites San Juan

(A wholly-owned subsidiary of E.S. Hotel Isla Verde, S.E.)

NOTES TO FINANCIAL STATEMENTS

March 31, 2005 ($000’s Omitted)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Embassy Suites San Juan (“Hotel”), is a wholly-owned subsidiary of E.S. Hotel Isla Verde, S.E. (“Parent”), is managed and operated by Embassy Suites (Puerto Rico), Inc. (“Embassy”).

1. Use of Estimates in Financial Statements

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Cash and Cash Equivalents

All highly liquid instruments purchased with an original maturity date of three months or less are considered to be cash equivalents. The hotel maintains cash balances from time to time which exceed federally insured limits. The hotel believes it is not exposed to any significant credit risk on cash and cash equivalents.

3. Inventories

Inventories are stated at the lower of cost or market and consist primarily of food and beverages. Cost is determined by the first-in, first-out method.

4. Property and Equipment

Property and equipment are stated at cost and are depreciated on a straight-line basis over their estimated useful lives as follows: Hotel buildings – 40 years, Furniture, Fixtures, and Equipment – 8 years, and Computer/Software – 3 years. Depreciation and amortization expense was $411 and $429 for the periods ended March 31, 2005 and March 31, 2004, respectively.

Property and equipment are carried at cost. Expenditures, which materially increase values or extend lives are capitalized, while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets are charged against earnings as incurred. The hotel has assessed the fair value of the property based on current market valuations and have noted no impairment in such assets for the years presented.

The hotel will review for impairment whenever events or changes in circumstances indicate the carrying value of the hotel property may not be recoverable. Events or circumstances that may cause a review include, but are not limited to, adverse changes in the demand for lodging at the hotel due to declining local economic conditions and/or new hotel construction in the same hotel market. When such conditions exist, management will perform an analysis to determine if the estimated undiscounted future cash flows from operations and the proceeds from the ultimate disposition of the property exceed its carrying value. If the estimated undiscounted future cash flows are less than the carrying amount of the asset, an adjustment to reduce the carrying amount to the related property’s estimated fair value is recorded and an impairment loss recognized.

6

The fair value of the hotel property is estimated through a market valuation and an estimate of the proceeds that would be realized through disposition.

If actual conditions differ from the assumptions, the actual results the asset’s future operations and fair value could be significantly different from the estimated results and value used in the analysis.

Hotel operating equipment consisting primarily of linens, glassware and other utensils held for future use is stated at cost, according to industry practice, and included in property and equipment on the accompanying balance sheet. The items are not depreciated but are charged to hotel operating expenses when acquired.

5. Deferred Charges and Other

Deferred charges and other consists of loan fees and franchise fees.

6. Casino Operations

The casino consists primarily of table games and slot machines, which are regulated by the Puerto Rico Tourism Company (“Tourism”). The slot machines (“the Machines”) are operated by Tourism, which remits to the Partnership a commission based upon activity. Table games revenues is the net win from gaming activities, which is the difference between gaming wins and losses.

7. Accounts Receivable

The hotel considers its accounts receivable to be largely collectible; although, an allowance for doubtful accounts of $22 has been recorded at March 31, 2005, respectively. If amounts that exceed this allowance become uncollectible, they will be charged to operations when that determination is made.

8. Revenue Recognition

Revenue associated with room rental, food and beverage sales and other hotel revenues are recognized as the related services are delivered.

9. Advertising

Costs related to advertising are expensed as incurred. The hotel’s advertising expense was $23 and $13 for the periods ended March 31, 2005 and March 31, 2004, respectively.

10. New Accounting Pronouncements

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities,” which clarifies certain implementation issues raised by constituents and amended SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to included the conclusions reached by the FASB on certain FASB Staff Implementation Issues that, while inconsistent with Statement 133’s conclusions, were considered by the Board to be preferable; amends SFAS No. 133’s discussion of financial guarantee contracts and the application of the shortcut method to an interest-rate swap agreement that includes an embedded option and amends other pronouncements.

The guidance in Statement 149 is effective for new contracts entered into or modified after June 30, 2003 and for hedging relationships designated after that date. Management adopted SFAS No. 149 effective July 1, 2003, as required, without material effect on the hotel’s financial position or results of operations.

7

NOTE B - LONG-TERM DEBT

The composition of long-term debt at March 31, 2005 and December 31, 2004 is as follows:

	(Unaudited) March 31, 2004	(Audited) 2004
Mortgage note on hotel:
First mortgage with an interest rate at 7.132%	$35,380	$35,380
Less current maturities	466	1,178

Total	$34,914	$34,202

Long-term debt matures as follows:
Due in:
2005	$518
2006	887
2007	957
2008	1,057
2009	1,107
Thereafter	32,032

Total	$36,558

NOTE C - RELATED PARTY TRANSACTIONS

Management Fees - The partnership entered into a management agreement with Embassy Suites (Puerto Rico), Inc. (Embassy). Under the agreement Embassy, at the Partnership’s expense, will direct the operation of the Hotel until March 15, 2017. Embassy will earn a basic management fee equal to 3% of the Adjusted Gross Revenue, as defined in the agreement, with respect to each fiscal month and an incentive management fee as follows:

(1)	One percent of the Adjusted Gross Revenue payable from Available Cash Flow, as defined in the agreement, after the Partnership has received an Owners Return on Investment, as defined in the agreement equal to 10% per annum.

(2)	An additional one percent of the Adjusted Gross Revenue payable from Available Cash Flow after the Partnership has received an Owners Return on Investment equal to 12% annum.

(3)	An additional one percent of the Adjusted Gross Revenue payable from Available Cash Flow after the Partnership has received an Owners Return on Investment equal to 15% per annum.

Management fees charged to operations amounted to $370 and $416 for the periods ended March 31, 2005 and March 31, 2004, respectively.

Note Payable To Partner - Note payable to partner represents a 2% over the prevailing 90-day LIBOR rate note payable to Hotel Development Corporation in annual installments of $224,348 plus interest beginning in March 2002. The note will be paid from available cash flow from operations, as defined in the Partnership agreement, reduced by certain letter of credit fees.

Related Parties - Related parties as used in these financial statements consist of Hilton Hotels Corporation and Promus Hotel Corporation, which owns 100% of Embassy Suites (Puerto Rico), Inc. The partnership has a management agreement with Embassy Suites (Puerto Rico) Inc. for the operation of the Hotel. Refer to Note D for further information.

8

NOTE D - COMMITMENTS

Subject to the terms of the agreement, Embassy Suites, Inc. (ESI) has granted the Partnership a license to use the Embassy Suites hotel system and its related trademarks until March 15, 2017. ESI will earn the following monthly fees:

(1)	A royalty of 1% of the Gross Suite Revenue, as defined in the agreement.

(2)	A technical assistance fee of 3% of the Gross Suite Revenue.

(3)	A marketing and reservation contribution of 3.5% of the Gross Suite Revenue, but not less than $1.75 per guest suite per night

Franchise fees charged to operations amounted to $181 and $1,148 for the periods ended March 31, 2005 and December 31, 2004, respectively.

NOTE E – SUPPLEMENTAL CASH FLOWS INFORMATION

Interest paid amounted to $717 and $762 for the periods ended March 31, 2005 and March 31, 2004, respectively.

NOTE F – INCOME TAXES

The special partnership is subject to the provisions of Supplement K of Puerto Rico Internal Revenue Code of 1994, as amended. In accordance with such legislation, the Partnership is not taxable as such; rather each partner reports his or its distributable share of the Partnership’s profit or loss for a particular year on his or its income tax return.

In accordance with the terms of the Concession of Tax Credits and Tax Exemption No. 94-78-T-6 as amended issued pursuant to the Puerto Rico Tourism Development Act of 1993 (the act), the Hotel was granted 90% exemption with respect to income and property taxes arising from tourist activities, as defined in the Act, and 100% exemption on license fees, excise taxes and other municipal taxes.

A reconciliation of the net income per financial statements to net income per tax return is as follows:

	(Unaudited) Q1, 2005	(Unaudited) Q1, 2004
Net income before taxes	$728,359	$637,949
Amortization of Deferred Finance Charges	31,833	31,833
Exempt Tourism Development Income	684,173	602,804

Anticipated Net income (loss) per tax return	$76,019	$66,978

NOTE G – SUBSEQUENT EVENTS

The hotel was sold on June 28, 2005 to Eagle Hospitality Properties Trust, Inc. for $60 million.

9

E.S. HOTEL ISLA VERDE, S.E.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

AND

INDEPENDENT AUDITORS’ REPORT

E.S. HOTEL ISLA VERDE, S.E.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

PAGE
CONTENTS

INDEPENDENT AUDITORS’ REPORT	1

FINANCIAL STATEMENTS:

Balance sheets	2

Statements of income and partners’ capital	3

Statements of cash flows	4-5

Notes to financial statements	6-15

INDEPENDENT AUDITOR’S REPORT

To the Partners,

E.S. Hotel Isla Verde, S.E.

Carolina, Puerto Rico.

We have audited the balance sheets of E.S. Hotel Isla Verde, S.E. as of December 31, 2002 and 2001, and the related statements of income and partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position E.S. Hotel Isla Verde, S.E. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Perdomo Ferrer & Company PSC

February 25, 2003

Stamp 1839183 of the P.R.

Society of Certified Public

Accountants has been affixed

to the file copy of this report.

E.S. HOTEL ISLA VERDE, S.E.

BALANCE SHEETS

DECEMBER 31, 2002 AND 2001

	2002	2001
-ASSETS-
CURRENT ASSETS:
Cash (Notes 12 and 13)	$2,804,311	$3,486,051
Accounts receivable - Trade (Note 12)	990,183	730,031
Inventory (Note 1)	114,794	145,315
Prepaid expenses	394,853	243,644

Total current assets	4,304,141	4,605,041

PROPERTY, PLANT AND EQUIPMENT - Net (Notes 1, 3 and 6)	39,883,845	40,990,814

RESTRICTED RESERVES (Note 13)	5,447,944	4,996,443

DEFERRED COSTS – Net (Notes 1 and 4)	2,099,995	2,198,592

NOTE RECEIVABLE FROM PARTNER (Note 5)	160,191	160,191

TOTAL	$51,896,116	$52,951,081

-LIABILITIES AND PARTNERS’ CAPITAL-
CURRENT LIABILITIES:
Current portion of:
Obligations under capital leases (Note 1)	7,937	97,052
Notes payable:
Partner (Note 6)	224,348	224,348
Other (Note 7)	709,343	686,283
Accounts payable:
Trade	692,968	188,422
Related party (Notes 2 and 8)	384,168	174,088
Accrued expenses	1,889,213	1,801,542

Total current liabilities	3,907,977	3,171,735

LONG-TERM DEBT:
Obligations under capital leases (Note 1)		8,257
Notes payable:
Partner (Note 6)	448,696	673,044
Other (Note 7)	37,619,970	38,329,312

Total long-term debt	38,068,666	39,010,613

COMMITMENTS (Note 8)
PARTNERS’ CAPITAL	9,919,473	10,768,733

TOTAL	$51,896,116	$52,951,081

SEE NOTES TO FINANCIAL STATEMENTS

E.S. HOTEL ISLA VERDE, S.E.

STATEMENTS OF INCOME AND PARTNERS’ CAPITAL

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001
REVENUES: (Note 1)
Rooms	$13,516,512	$14,497,331
Casino:
Table games	2,038,418	1,950,405
Slot machines	3,788,290	3,916,951
Food and beverage	3,410,663	3,257,003
Other income	1,862,937	1,952,964

Total revenues	24,616,820	25,574,654

OPERATING COSTS AND EXPENSES: (Notes 1, 8 and 10)
Rooms	13,223,228	13,471,036
Casino	4,634,616	4,777,727
Food and beverage	1,896,611	2,182,105

Total expenses	19,754,455	20,430,868

INCOME FROM OPERATIONS	4,862,365	5,143,786
OTHER EXPENSE - Interest	3,411,625	3,570,682

NET INCOME	1,450,740	1,573,104
PARTNERS’ CAPITAL:
Beginning of year	10,768,733	10,890,115
Less: Partners distribution	(2,300,000)	(1,694,486)

End of year	$9,919,473	$10,768,733

SEE NOTES TO FINANCIAL STATEMENTS

E.S. HOTEL ISLA VERDE, S.E.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,450,740	$1,573,104

ADJUSTMENTS TO RECONCILE NET INCOME TO NET
CASH PROVIDED BY OPERATING ACTIVITIES:
Amortization	98,600	98,600
Depreciation	2,122,490	3,175,433
Change in assets:
(Increase) decrease in:
Accounts receivable	(260,155)	1,120,953
Inventory	30,520	(8,573)
Prepaid expenses	(151,209)	(129,561)
Changes in liabilities:
Increase (decrease) in:
Accounts payable	714,627	(380,113)
Accrued expenses	87,670	(578,065)

Net cash provided by operating activities	4,093,283	4,871,778

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(1,015,521)	(1,213,611)
Increase in restricted reserves	(451,500)	(1,705,567)

Net cash used in investing activities	$(1,467,021)	$(2,919,178)

SEE NOTES TO FINANCIAL STATEMENTS

E.S. HOTEL ISLA VERDE, S.E.

STATEMENTS OF CASH FLOWS - CONTINUED

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans		$72,747
Payments of:
Obligations under capital leases	$(97,373)	(188,844)
Note payable to partner	(224,347)	(364,348)
Other notes payable	(686,282)	(653,567)
Partners’ distribution	(2,300,000)	(1,694,486)

Net cash used in financing activities	(3,308,002)	(2,828,498)

DECREASE IN CASH	(681,740)	(875,898)

CASH AT:
BEGINNING OF YEAR	3,486,051	4,361,949

END OF YEAR	$2,804,311	$3,486,051

SEE NOTES TO FINANCIAL STATEMENTS

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

a) ORGANIZATION:

The Partnership was organized under the laws of the Commonwealth of Puerto Rico on December 23, 1992 and later amended and reinstated on April 15, 1995 to develop, build and operate a 299-suite hotel and casino in the municipality of Carolina, Puerto Rico known as the Embassy Suites Hotel® and Casino-San Juan (the Hotel).

The Partnership entered into a management agreement with Embassy Suites (Puerto Rico), Inc. (Embassy) where at the Partnership’s expense, Embassy directs the operation of the Hotel.

b) DEFERRED FINANCING COSTS:

Financing costs, comprised principally of legal, accounting and loan fees, have been deferred and are being amortized over the term of the debt. During the development stage interest cost was capitalized as a financing cost and included in real estate under development. Amortization is being provided in a manner consistent with the interest method (level yield) and charged to operations since operations commenced.

c) LEASES:

Leases which meet certain criteria are classified as capital leases, and assets and liabilities are recorded at amounts equal to the lesser of the present value of the minimum lease payments or the fair value of the leased properties at the beginning of the respective lease terms. Such assets are amortized evenly over the related lease terms or their economic lives which ever is shorter. Depreciation of assets under capital lease is included in depreciation expense. Interest expense relating to the lease liabilities is recorded to effect constant rates of interest over the terms of the leases.

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Cont’d)

d) ESTIMATES:

The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

e) INVENTORY:

Inventory, consisting mainly of food, beverage and linen, is stated at cost, on the first-in-first-out method, not in excess of market.

f) PROPERTY AND EQUIPMENT:

Property and equipment are stated at cost. Depreciation is provided using the straight-line method based on the respective estimated useful life of the assets.

g) CASINO OPERATIONS:

The casino consists primarily of table games and slot machines, which are regulated by the Puerto Rico Tourism Company (“Tourism”). The slot machines (“the Machines”) are operated by Tourism, which remits to the Partnership a commission based upon activity. Table games revenues is the net win from gaming activities, which is the difference between gaming wins and losses.

2. RELATED PARTIES:

Related parties as used in these financial statements consist of Hilton Hotels Corporation and Promus Hotel Corporation, which owns 100% of Embassy Suites (Puerto Rico), Inc. The Partnership has a management agreement with Embassy Suites (Puerto Rico), Inc. for the operation of the Hotel. Refer to Note 8 for further information.

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

3. PROPERTY AND EQUIPMENT:

Property and equipment as of December 31, 2002 and 2001 consist of the following:

	2002	2001
Land and land improvements	$7,300,000	$7,300,000
Hotel building	36,109,103	36,064,226
Equipment under capital lease	380,903	2,299,148
Furniture and fixtures	12,328,315	9,352,472

Total	56,118,321	55,015,846
Less accumulated depreciation	(16,234,476)	(14,025,032)

Property and equipment - Net	$39,883,845	$40,990,814

Accumulated depreciation of equipment under lease amounted to $380,903 and $2,202,116 for 2002 and 2001, respectively.

4. DEFERRED COSTS:

Deferred costs as of December 31, 2002 and 2001 consist of the following:

	2002	2001
Franchise fee (Net of amortization of $58,875 and $48,875, respectively)	$91,125	$101,125
Financing costs (Net of amortization of $243,651 and $155,050, respectively)	2,008,870	2,097,467

Total	$2,099,995	$2,198,592

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

5. NOTE RECEIVABLE FROM PARTNER:

Note receivable from Embassy Suites (Isla Verde), Inc. represents a non interest bearing note for the payment of an operating deficit, defined as the amount operating expenses exceed adjusted gross revenues for each calendar year occurring after the hotel/casino commenced operations.

6. NOTE PAYABLE TO PARTNER:

Note payable to partner consist of a 2% over the prevailing 90-day LIBOR rate note payable to Hotel Development Corporation in annual installments of $224,348 plus interest beginning in March 2001.

The note will be paid from available cash flow from operations, as defined in the Partnership agreement, reduced by certain letter of credit fees. Remaining principal maturities of note payable to partner, are as follows:

Year ending December 31,	Amount
2003	$224,348
2004	224,348
2005	224,348

Total	$673,044

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

7. OTHER NOTES PAYABLE:

Other notes payables as of December 31, 2002 and 2001 are as follows:

	2002	2001
* 1% over the Citibank prime rate note payable in monthly installments of $8,929 plus interest. The slot machine revenues secure the note up to a maximum of $300,000 annually	$982,118	$1,089,265
12% loan payable in monthly installments of $2,416 including interest. The note is secured by slot machines	27,195	51,330

** Loan payable to the Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (AFICA). In connection with the loan agreement AFICA issued Tourism Revenue Bonds, 2000 Series A and Series B amounting to $38,400,000. The Puerto Rico Tourism Development Fund issued an irrevocable transferable stand-by letter of credit to secure the payment of principal and interest on the bonds when due. Interest on the bonds will accrue from their date of issuance and will be payable monthly on the first day of each month, commencing on April 1, 2000. The Bonds are also secured by a mortgage on the Hotel. The bonds have an average coupon of 7.132%.

	37,320,000	37,875,000

Total	38,329,313	39,015,595
Less current portion	709,343	686,283

Long-term debt	$37,619,970	$38,329,312

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

7. OTHER NOTES PAYABLE: (Cont’d)

Principal maturities of notes payable for the next five (5) years and thereafter are as follows:

Year ending December 31,	Amount
2003	$709,343
2004	772,148
2005	807,148
2006	887,148
2007	957,148
Thereafter	34,196,378

Total	$38,329,313

*	The loan agreement requires the Partnership to seek the bank’s written consent in order to: create additional liens on the Partnership’s property; guarantee debts; consolidate or merge with another entity; with certain exceptions, create additional liabilities; lend to partners and distribute earnings.
**	The Partnership may acquire, consolidate with or merge into another entity, or transfer to another entity all or substantially all its assets and thereafter dissolve, if: (i) the Puerto Rico Tourism Development Fund gives its prior consent in writing to the extent such consent is required under the Reimbursement Agreement; (ii) the successor or transferee is solvent and irrevocably and unconditionally assumes in writing all the obligations of the Partnership; (iii) such consolidation, merger or transfer shall cause the Partnership not to comply with the covenants provided in section 5.10(a) or 5.10(b) or not to comply with the representations made in Section 2.02(g) of the loan agreement; and (iv) immediately after such consolidation, merger or transfer neither the Partnership nor such successor or transferee shall be in default in the performance or observance of any duties, obligations or covenants under the loan agreement.

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

8. COMMITMENTS:

a) Management agreement:

The Partnership entered into a management agreement with Embassy Suites (Puerto Rico), Inc. (Embassy). Under the agreement Embassy, at the Partnership’s expense, will direct the operation of the Hotel until March 15, 2017. Embassy will earn a basic management fee equal to 3% of the Adjusted Gross Revenue, as defined in the agreement, with respect to each fiscal month and an incentive management fee as follows:

(1)	One percent of the Adjusted Gross Revenue payable from Available Cash Flow, as defined in the agreement, after the Partnership has received an Owners Return on Investment, as defined in the agreement, equal to 10% per annum.

(2)	An additional one percent of the Adjusted Gross Revenue payable from Available Cash Flow after the Partnership has received an Owners Return on Investment equal to 12% per annum.

(3)	An additional one percent of the Adjusted Gross Revenue payable from Available Cash Flow after the Partnership has received an Owners Return on Investment equal to 15% per annum.

Basic management fees charged to operations amounted to $730,285 and $764,613 in 2002 and 2001, respectively. Incentive management fee amounted to $486,686 and $752,807 in 2002 and 2001, respectively.

b) Embassy Suites International License Agreement:

Subject to the terms of the agreement, Embassy Suites, Inc. (ESI) has granted the Partnership a license to use the Embassy Suites hotel system and its related trademarks until March 15, 2017. ESI will earn the following monthly fees:

(1)	A royalty of 1% of the Gross Suites Revenue, as defined in the agreement.

(2)	A technical assistance fee of 3% of the Gross Suites Revenue.

(3)	A marketing and reservation contribution of 3.5% of the Gross Suites Revenue, but not less than $1.75 per guest suite per night.

Franchise fees charged to operations amounted to $1,024,612 and $1,087,300 in 2002 and 2001, respectively.

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

9. SUPPLEMENTAL CASH FLOWS INFORMATION:

Interest paid amounted to $3,184,173 and $3,487,558 in 2002 and 2001, respectively.

10. OPERATING COSTS AND EXPENSES:

Operating costs and expenses as of December 31, 2002 and 2001 consist of the following:

	2002
	Rooms	Casino	Food and Beverage	Total
Direct costs	$3,859,397	$2,072,470	$1,576,764	$7,508,631
General and administrative	4,681,963	2,140,251	319,847	7,142,061
Sales and advertising	641,092			641,092
Management and franchise fees	1,941,207	300,376		2,241,583
Depreciation and amortization	2,099,569	121,519		2,221,088

Total expenses	$13,223,228	$4,634,616	$1,896,611	$19,754,455

	2001
	Rooms	Casino	Food and Beverage	Total
Direct costs	$3,596,160	$2,082,309	$1,818,296	$7,496,765
General and administrative	3,932,770	2,172,053	363,809	6,468,632
Sales and advertising	559,567			559,567
Management and franchise fees	2,238,005	366,715		2,604,720
Depreciation and amortization	3,144,708	156,476		3,301,184

Total expenses	$13,471,210	$4,777,553	$2,182,105	$20,430,868

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

11. INCOME TAXES:

The special partnership is subject to the provisions of Supplement K of Puerto Rico Internal Revenue Code of 1994, as amended. In accordance with such legislation, the Partnership is not taxable as such, rather each partner reports his or its distributable share of the Partnership’s profit or loss for a particular year on his or its income tax return.

In accordance with the terms of the Concession of Tax Credits and Tax Exemption No. 94-78-T-6 as amended issued pursuant to the Puerto Rico Tourism Development Act of 1993 (the Act), the Hotel was granted 90% exemption with respect to income and property taxes arising from tourist activities, as defined in the Act, and 100% exemption on license fees, excise taxes and other municipal taxes.

A reconciliation of the net income per financial statements to net income per tax return is as follows:

	2002	2001
Net income per financial statements	$1,450,740	1,573,104
Amortization of financing costs	127,333	127,333
Excess of double declining method of depreciation over the straight-line method	3,339	123,948
Non deductible expenses	45,189	28,343
Exempt Tourism Development Income	(355,160)	(440,179)

Net income per tax return	$1,271,441	$1,412,549

Distribution of net income per tax return is as follows:
Net income from partially exempt activity	$39,462	$48,909
Ordinary income	1,231,979	1,363,640

Net	$1,271,441	$1,412,549

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

12. CONCENTRATION OF CREDIT RISK:

The Partnership maintains cash balances at several banks. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. As of December 31, 2002 the Partnership exceeded the insured limits by $2,086,132.

Two national airlines represented in the aggregate 24 % and 26% of trade account receivable at December 31, 2002 and 2001, respectively.

13. RESTRICTED CASH AND RESERVES:

The Partnership is required to maintain a reserve fund in cash to provide for upkeep maintenance and refurbishing of the property, including replacement and additions, in an amount not less than 3% of the non-casino adjusted gross revenues, as defined in the management agreement. The upkeep reserve fund, included in cash, amounted to $363,304 and $546,649 in 2002 and 2001, respectively.

Restricted reserves consist of the following:

	2002	2001
Debt service reserve fund	$1,894,375	$1,894,375
Excess cash flow reserve	1,943,766	1,721,473
Bond fund	884,803	680,595
Operating deficit reserve	700,000	700,000
Other restricted reserve	25,000

Total	$5,447,944	$4,996,443

E.S. HOTEL ISLA VERDE, S.E.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

AND

INDEPENDENT AUDITORS’ REPORT

E.S. HOTEL ISLA VERDE, S.E.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

PAGE
CONTENTS

INDEPENDENT AUDITORS’ REPORT	1

FINANCIAL STATEMENTS:

Balance sheets	2

Statements of income and partners’ capital	3

Statements of cash flows	4-5

Notes to financial statements	6-14

INDEPENDENT AUDITOR’S REPORT

To the Partners,

E.S. Hotel Isla Verde, S.E.

Carolina, Puerto Rico.

We have audited the balance sheets of E.S. Hotel Isla Verde, S.E. as of December 31, 2003 and 2002, and the related statements of income and partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position E.S. Hotel Isla Verde, S.E. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Perdomo Ferrer & Company PSC

February 20, 2004

Stamp 1965283 of the P.R.

Society of Certified Public

Accountants has been affixed

to the file copy of this report.

1

E.S. HOTEL ISLA VERDE, S.E.

BALANCE SHEETS

DECEMBER 31, 2003 AND 2002

	2003	2002
-ASSETS-
CURRENT ASSETS:
Cash (Notes 11 and 12)	$2,242,432	$2,804,311
Accounts receivable - Trade (Note 11)	1,317,314	990,183
Inventory (Note 1)	114,748	114,794
Prepaid expenses	371,040	394,853

Total current assets	4,045,534	4,304,141

PROPERTY, PLANT AND EQUIPMENT - Net (Notes 1, 3 and 6)	38,876,460	39,883,845

RESTRICTED RESERVES (Note 12)	5,487,943	5,447,944

OTHER ASSETS (Note 4)	2,266,000	2,260,186

TOTAL	$50,675,937	$51,896,116

-LIABILITIES AND PARTNERS’ CAPITAL-
CURRENT LIABILITIES:
Current portion of obligation under capital lease (Note 1)		$7,937
Notes payable:
Partner (Note 5)	224,348	224,348
Other (Note 6)	772,150	709,343
Accounts payable:
Trade	1,031,759	692,968
Related party (Notes 2 and 7)	38,258	384,168
Accrued expenses	2,275,688	1,889,213

Total current liabilities	4,342,203	3,907,977

LONG-TERM DEBT:
Notes payable:
Partner (Note 5)	224,347	448,696
Other (Note 6)	36,847,820	37,619,970

Total long-term debt	37,072,167	38,068,666

PARTNERS’ CAPITAL	9,261,567	9,919,473

TOTAL	$50,675,937	$51,896,116

SEE NOTES TO FINANCIAL STATEMENTS

2

E.S. HOTEL ISLA VERDE, S.E.

STATEMENTS OF INCOME AND PARTNERS’ CAPITAL

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
REVENUES: (Note 1)
Rooms	$13,857,909	$13,516,512
Casino:
Table games	1,062,362	2,038,418
Slot machines	2,896,407	3,788,290
Food and beverage	3,335,029	3,410,663
Other income	1,972,270	1,862,937

Total revenues	23,123,977	24,616,820

OPERATING COSTS AND EXPENSES: (Notes 1, 7 and 9)
Rooms	12,725,089	13,223,228
Casino	4,445,917	4,634,616
Food and beverage	1,907,075	1,896,611

Total expenses	19,078,081	19,754,455

INCOME FROM OPERATIONS	4,045,896	4,862,365
OTHER EXPENSE - Interest	3,487,792	3,411,625

NET INCOME	558,104	1,450,740
PARTNERS’ CAPITAL:
Beginning of year	9,919,473	10,768,733
Less: Partners distribution	(1,216,010)	(2,300,000)

End of year	$9,261,567	$9,919,473

SEE NOTES TO FINANCIAL STATEMENTS

3

E.S. HOTEL ISLA VERDE, S.E.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$558,104	$1,450,740
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Amortization	98,596	98,600
Depreciation	1,773,578	2,122,490
Change in assets:
(Increase) decrease in:
Accounts receivable	(327,131)	(260,155)
Inventory	47	30,520
Prepaid expenses	23,813	(151,209)
Deferred costs	(104,410)
Changes in liabilities:
Increase (decrease) in:
Accounts payable	(7,122)	714,627
Accrued expenses	386,476	87,670

Net cash provided by operating activities	2,401,951	4,093,283

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(766,193)	(1,015,521)
Decrease in restricted reserves	(40,000)	(451,500)

Net cash used in investing activities	$(806,193)	$(1,467,021)

SEE NOTES TO FINANCIAL STATEMENTS

4

E.S. HOTEL ISLA VERDE, S.E.

STATEMENTS OF CASH FLOWS - CONTINUED

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments of:
Obligations under capital leases	$(7,936)	$(97,373)
Note payable to partner	(224,349)	(224,347)
Other notes payable	(709,341)	(686,282)
Partners’ distribution	(1,216,011)	(2,300,000)

Net cash used in financing activities	(2,157,637)	(3,308,002)

DECREASE IN CASH	(561,879)	(681,740)

CASH AT:
BEGINNING OF YEAR	2,804,311	3,486,051

END OF YEAR	$2,242,432	$2,804,311

SEE NOTES TO FINANCIAL STATEMENTS

5

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

a) ORGANIZATION:

The Partnership was organized under the laws of the Commonwealth of Puerto Rico on December 23, 1992 and later amended and reinstated on April 15, 1995 to develop, build and operate a 299-suite hotel and casino in the municipality of Carolina, Puerto Rico known as the Embassy Suites Hotel® and Casino-San Juan (the Hotel).

The Partnership entered into a management agreement with Embassy Suites (Puerto Rico), Inc. (Embassy) where at the Partnership’s expense, Embassy directs the operation of the Hotel.

b) DEFERRED FINANCING COSTS:

Financing costs, comprised principally of legal, accounting and loan fees, have been deferred and are being amortized over the term of the debt. During the development stage interest cost was capitalized as a financing cost and included in real estate under development. Amortization is being provided in a manner consistent with the interest method (level yield) and charged to operations since operations commenced.

c) ESTIMATES:

The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

d) INVENTORY:

Inventory, consisting mainly of food, beverage and linen, is stated at cost, on the first-in-first-out method, not in excess of market.

e) PROPERTY AND EQUIPMENT:

Property and equipment are stated at cost. Depreciation is provided using the straight-line method based on the respective estimated useful life of the assets.

f) CASINO OPERATIONS:

The casino consists primarily of table games and slot machines, which are regulated by the Puerto Rico Tourism Company (“Tourism”). The slot machines (“the Machines”) are operated by Tourism, which remits to the Partnership a commission based upon activity. Table games revenues is the net win from gaming activities, which is the difference between gaming wins and losses.

6

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

2. RELATED PARTIES:

Related parties as used in these financial statements consist of Hilton Hotels Corporation and Promus Hotel Corporation, which owns 100% of Embassy Suites (Puerto Rico), Inc. The Partnership has a management agreement with Embassy Suites (Puerto Rico), Inc. for the operation of the Hotel. Refer to Note 8 for further information.

3. PROPERTY AND EQUIPMENT:

Property and equipment as of December 31, 2003 and 2002 consist of the following:

	2003	2002
Land and land improvements	$7,300,000	$7,300,000
Hotel building	36,109,104	36,109,103
Equipment under capital lease		380,903
Furniture and fixtures	13,451,091	12,328,315

Total	56,860,195	56,118,321
Less accumulated depreciation	(17,983,735)	(16,234,476)

Property and equipment - Net	$38,876,460	$39,883,845

Accumulated depreciation of equipment under lease amounted to $180,928 for 2002.

7

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

4. OTHER ASSETS:

Other assets as of December 31, 2003 and 2002 consist of the following:

	2003	2002
Deferred costs:
Franchise fee (Net of amortization of $68,875 and $58,875, respectively)	$81,125	$91,125
Financing costs (Net of amortization of $332,253 and $243,651, respectively)	1,920,274	2,008,870

Total	2,001,399	2,099,995

*Note receivable from partner	160,191	160,191

Advance deposits	104,410

Total other assets	$2,266,000	$2,260,186

*	Note receivable from Embassy Suites (Isla Verde), Inc. represents a non interest bearing note for the payment of an operating deficit, defined as the amount operating expenses exceed adjusted gross revenues for each calendar year occurring after the hotel/casino commenced operations.

5. NOTE PAYABLE TO PARTNER:

Note payable to partner represents a 2% over the prevailing 90-day LIBOR rate note payable to Hotel Development Corporation in annual installments of $224,348 plus interest beginning in March 2002. The note will be paid from available cash flow from operations, as defined in the Partnership agreement, reduced by certain letter of credit fees.

8

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

6. OTHER NOTES PAYABLE:

Other notes payables as of December 31, 2003 and 2002 are as follows:

	2003	2002
* 1% over the Citibank prime rate note payable in monthly installments of $8,929 plus interest. The slot machine revenues secure the note up to a maximum of $300,000 annually	$874,970	$982,118
12% loan payable in monthly installments of $2,416 including interest. The note is secured by slot machines		27,195

** Loan payable to the Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (AFICA). In connection with the loan agreement AFICA issued Tourism Revenue Bonds, 2000 Series A and Series B amounting to $38,400,000. The Puerto Rico Tourism Development Fund issued an irrevocable transferable stand-by letter of credit to secure the payment of principal and interest on the bonds when due. Interest on the bonds will accrue from their date of issuance and will be payable monthly on the first day of each month, commencing on April 1, 2000. The Bonds are also secured by a mortgage on the Hotel. The bonds have an average coupon of 7.132%.

	36,745,000	37,320,000

Total	37,619,970	38,329,313
Less current portion	772,150	709,343

Long-term debt	$36,847,820	$37,619,970

9

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

6. OTHER NOTES PAYABLE: (Cont’d)

Principal maturities of notes payable for the next five (5) years and thereafter are as follows:

Year ending December 31,	Amount
2004	772,150
2005	807,148
2006	887,148
2007	957,148
2008	1,057,148
Thereafter	33,139,228

Total	$37,619,970

*	The loan agreement requires the Partnership to seek the bank’s written consent in order to: create additional liens on the Partnership’s property; guarantee debts; consolidate or merge with another entity; with certain exceptions, create additional liabilities; lend to partners and distribute earnings.
**	The Partnership may acquire, consolidate with or merge into another entity, or transfer to another entity all or substantially all its assets and thereafter dissolve, if: (i) the Puerto Rico Tourism Development Fund gives its prior consent in writing to the extent such consent is required under the Reimbursement Agreement; (ii) the successor or transferee is solvent and irrevocably and unconditionally assumes in writing all the obligations of the Partnership; (iii) such consolidation, merger or transfer shall cause the Partnership not to comply with the covenants provided in section 5.10(a) or 5.10(b) or not to comply with the representations made in Section 2.02(g) of the loan agreement; and (iv) immediately after such consolidation, merger or transfer neither the Partnership nor such successor or transferee shall be in default in the performance or observance of any duties, obligations or covenants under the loan agreement.

10

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

7. COMMITMENTS:

a) Management agreement:

The Partnership entered into a management agreement with Embassy Suites (Puerto Rico), Inc. (Embassy). Under the agreement Embassy, at the Partnership’s expense, will direct the operation of the Hotel until March 15, 2017. Embassy will earn a basic management fee equal to 3% of the Adjusted Gross Revenue, as defined in the agreement, with respect to each fiscal month and an incentive management fee as follows:

(1)	One percent of the Adjusted Gross Revenue payable from Available Cash Flow, as defined in the agreement, after the Partnership has received an Owners Return on Investment, as defined in the agreement, equal to 10% per annum.

(2)	An additional one percent of the Adjusted Gross Revenue payable from Available Cash Flow after the Partnership has received an Owners Return on Investment equal to 12% per annum.

(3)	An additional one percent of the Adjusted Gross Revenue payable from Available Cash Flow after the Partnership has received an Owners Return on Investment equal to 15% per annum.

Basic management fees charged to operations amounted to $697,480 and $730,285 in 2003 and 2002, respectively. Incentive management fee amounted to $0 and $486,686 in 2003 and 2002, respectively.

b) Embassy Suites International License Agreement:

Subject to the terms of the agreement, Embassy Suites, Inc. (ESI) has granted the Partnership a license to use the Embassy Suites hotel system and its related trademarks until March 15, 2017. ESI will earn the following monthly fees:

(1)	A royalty of 1% of the Gross Suites Revenue, as defined in the agreement.

(2)	A technical assistance fee of 3% of the Gross Suites Revenue.

(3)	A marketing and reservation contribution of 3.5% of the Gross Suites Revenue, but not less than $1.75 per guest suite per night.

Franchise fees charged to operations amounted to $1,058,358 and $1,024,612 in 2003 and 2002, respectively.

11

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

8. SUPPLEMENTAL CASH FLOWS INFORMATION:

Interest paid amounted to $3,230,393 and $3,184,173 in 2003 and 2002, respectively.

9. OPERATING COSTS AND EXPENSES:

Operating costs and expenses as of December 31, 2003 and 2002 consist of the following:

	2003
	Rooms	Casino	Food and Beverage	Total
Direct costs	$3,785,425	$1,874,517	$1,515,051	$7,174,993
General and administrative	4,828,782	2,398,517	392,023	7,619,322
Sales and advertising	639,930			639,930
Management and franchise fees	1,636,431	119,407		1,755,838
Depreciation and amortization	1,680,901	92,677		1,773,578

Total expenses	$12,571,469	$4,485,118	$1,907,074	$18,963,661

	2002
	Rooms	Casino	Food and Beverage	Total
Direct costs	$3,859,397	$2,072,470	$1,576,764	$7,508,631
General and administrative	4,681,963	2,140,251	319,847	7,142,061
Sales and advertising	641,092			641,092
Management and franchise fees	1,941,207	300,376		2,241,583
Depreciation and amortization	2,099,569	121,519		2,221,088

Total expenses	$13,223,228	$4,634,616	$1,896,611	$19,754,455

12

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

10. INCOME TAXES:

The special partnership is subject to the provisions of Supplement K of Puerto Rico Internal Revenue Code of 1994, as amended. In accordance with such legislation, the Partnership is not taxable as such, rather each partner reports his or its distributable share of the Partnership’s profit or loss for a particular year on his or its income tax return.

In accordance with the terms of the Concession of Tax Credits and Tax Exemption No. 94-78-T-6 as amended issued pursuant to the Puerto Rico Tourism Development Act of 1993 (the Act), the Hotel was granted 90% exemption with respect to income and property taxes arising from tourist activities, as defined in the Act, and 100% exemption on license fees, excise taxes and other municipal taxes.

A reconciliation of the net income per financial statements to net income per tax return is as follows:

	2003	2002
Net income per financial statements	$558,104	$1,450,740
Amortization of financing costs	127,333	127,333
Excess of double declining method of depreciation over the straight-line method		3,339
Non deductible expenses	38,282	45,189
Exempt Tourism Development Income	(1,013,594)	(355,160)

Net income (loss) per tax return	$(289,875)	$1,271,441

Distribution of net income (loss) per tax return is as follows:
Net income from partially exempt activity	$112,620	$39,462
Ordinary income (loss)	(402,495)	1,231,979

Net	$(289,875)	$1,271,441

13

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

11. CONCENTRATION OF CREDIT RISK:

The Partnership maintains cash balances at several banks. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. As of December 31, 2003 the Partnership exceeded the insured limits by $560,216.

Two national airlines represented in the aggregate 33% and 24% of trade account receivable at December 31, 2003 and 2002, respectively.

12. RESTRICTED CASH AND RESERVES:

The Partnership is required to maintain a reserve fund in cash to provide for upkeep maintenance and refurbishing of the property, including replacement and additions, in an amount not less than 3% of the non-casino adjusted gross revenues, as defined in the management agreement. The upkeep reserve fund, included in cash, amounted to $494,692 and $363,304 in 2003 and 2002, respectively.

Restricted reserves consist of the following:

	2003	2002
Debt service reserve fund	$1,894,375	$1,894,375
Excess cash flow reserve	1,964,209	1,943,766
Bond fund	928,703	884,803
Operating deficit reserve	700,000	700,000
Other restricted reserve		25,000

Total	$5,487,287	$5,447,944

14

E.S. HOTEL ISLA VERDE, S.E.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

AND

INDEPENDENT AUDITORS’ REPORT

E.S. HOTEL ISLA VERDE, S.E.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

PAGE
CONTENTS

INDEPENDENT AUDITORS’ REPORT	1

FINANCIAL STATEMENTS:

Balance sheets	2

Statements of income and partners’ capital	3

Statements of cash flows	4-5

Notes to financial statements	6-14

INDEPENDENT AUDITOR’S REPORT

To the Partners,

E.S. Hotel Isla Verde, S.E.

Carolina, Puerto Rico.

We have audited the balance sheets of E.S. Hotel Isla Verde, S.E. as of December 31, 2004 and 2003, and the related statements of income and partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position E.S. Hotel Isla Verde, S.E. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Perdomo Ferrer & Company PSC

March 4, 2005

Stamp 2034468 of the P.R.

Society of Certified Public

Accountants has been affixed

to the file copy of this report.

1

E.S. HOTEL ISLA VERDE, S.E.

BALANCE SHEETS

DECEMBER 31, 2004 AND 2003

	2004	2003
-ASSETS-
CURRENT ASSETS:
Cash (Notes 11 and 12)	$3,936,155	$2,242,432
Accounts receivable - Trade (Note 11)	1,323,377	1,317,314
Inventory (Note 1)	88,163	114,748
Prepaid expenses	405,074	371,040

Total current assets	5,752,769	4,045,534

PROPERTY, PLANT AND EQUIPMENT (Notes 1, 3 and 6)	37,677,702	38,876,460

RESTRICTED RESERVES (Note 12)	5,318,620	5,487,943

OTHER ASSETS (Note 4)	2,122,705	2,266,000

TOTAL	$50,871,796	$50,675,937

-LIABILITIES AND PARTNERS’ CAPITAL-

CURRENT LIABILITIES:
Notes payable:
Partner (Note 5)	$224,348	$224,348
Other (Note 6)	807,148	772,150
Accounts payable:
Trade	426,192	1,031,759
Related party (Notes 2 and 7)	142,220	38,258
Accrued expenses	2,468,756	2,275,688

Total current liabilities	4,068,664	4,342,203

LONG-TERM DEBT:
Notes payable:
Partner (Note 5)		224,347
Other (Note 6)	36,031,808	36,847,820

Total long-term debt	36,031,808	37,072,167

PARTNERS’ CAPITAL	10,771,324	9,261,567

TOTAL	$50,871,796	$50,675,937

SEE NOTES TO FINANCIAL STATEMENTS

E.S. HOTEL ISLA VERDE, S.E.

STATEMENTS OF INCOME AND PARTNERS’ CAPITAL

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
REVENUES: (Note 1)
Rooms	$15,035,228	$13,857,909
Casino:
Table games	1,941,694	1,062,362
Slot machines	3,900,015	2,896,407
Food and beverage	3,504,382	3,335,029
Other income	1,879,655	1,972,270

Total revenues	26,260,974	23,123,977

OPERATING COSTS AND EXPENSES: (Notes 1, 7 and 9)
Rooms	13,534,871	12,680,463
Casino	5,795,740	4,490,544
Food and beverage	2,193,817	1,907,074

Total expenses	21,524,428	19,078,081

INCOME FROM OPERATIONS	4,736,546	4,045,896
OTHER EXPENSE - Interest	3,216,789	3,487,792

NET INCOME	1,519,757	558,104
PARTNERS’ CAPITAL:
Beginning of year	9,261,567	9,919,473
Less: Partners distribution	(10,000)	(1,216,010)

End of year	$10,771,324	$9,261,567

SEE NOTES TO FINANCIAL STATEMENTS

3

E.S. HOTEL ISLA VERDE, S.E.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,519,757	$558,104
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Amortization	98,605	98,596
Depreciation	1,685,931	1,773,578
Change in assets:
(Increase) decrease in:
Accounts receivable	(6,063)	(327,131)
Inventory	26,585	47
Prepaid expenses	(34,034)	23,813
Deferred costs	44,690	(104,410)
Changes in liabilities:
Increase (decrease) in:
Accounts payable	(501,604)	(7,122)
Accrued expenses	193,069	386,476

Net cash provided by operating activities	3,026,936	2,401,951

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(487,173)	(766,193)
Increase (decrease) in restricted reserves	169,323	(40,000)

Net cash used in investing activities	(317,850)	(806,193)

SEE NOTES TO FINANCIAL STATEMENTS

4

E.S. HOTEL ISLA VERDE, S.E.

STATEMENTS OF CASH FLOWS - CONTINUED

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments of:
Obligations under capital leases		$(7,936)
Note payable to partner	(224,347)	(224,349)
Other notes payable	(781,016)	(709,341)
Partners’ distribution	(10,000)	(1,216,011)

Net cash used in financing activities	(1,015,363)	(2,157,637)

INCREASE (DECREASE) IN CASH	1,693,723	(561,879)

CASH AT:
BEGINNING OF YEAR	2,242,432	2,804,311

END OF YEAR	$3,936,155	$2,242,432

SEE NOTES TO FINANCIAL STATEMENTS

5

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

a) ORGANIZATION:

The Partnership was organized under the laws of the Commonwealth of Puerto Rico on December 23, 1992 and later amended and reinstated on April 15, 1995 to develop, build and operate a 299-suite hotel and casino in the municipality of Carolina, Puerto Rico known as the Embassy Suites Hotel® and Casino-San Juan (the Hotel).

The Partnership entered into a management agreement with Embassy Suites (Puerto Rico), Inc. (Embassy) where at the Partnership’s expense, Embassy directs the operation of the Hotel.

b) DEFERRED FINANCING COSTS:

Financing costs, comprised principally of legal, accounting and loan fees, have been deferred and are being amortized over the term of the debt. During the development stage interest cost was capitalized as a financing cost and included in real estate under development. Amortization is being provided in a manner consistent with the interest method (level yield) and charged to operations since operations commenced.

c) ESTIMATES:

The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

d) INVENTORY:

Inventory, consisting mainly of food, beverage and linen, is stated at cost, on the first-in-first-out method, not in excess of market.

e) PROPERTY AND EQUIPMENT:

Property and equipment are stated at cost. Depreciation is provided using the straight-line method based on the respective estimated useful life of the assets.

f) CASINO OPERATIONS:

The casino consists primarily of table games and slot machines, which are regulated by the Puerto Rico Tourism Company (“Tourism”). The slot machines (“the Machines”) are operated by Tourism, which remits to the Partnership a commission based upon activity. Table games revenues is the net win from gaming activities, which is the difference between gaming wins and losses.

6

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

2. RELATED PARTIES:

Related parties as used in these financial statements consist of Hilton Hotels Corporation and Promus Hotel Corporation, which owns 100% of Embassy Suites (Puerto Rico), Inc. The Partnership has a management agreement with Embassy Suites (Puerto Rico), Inc. for the operation of the Hotel. Refer to Note 7 for further information.

3. PROPERTY AND EQUIPMENT:

Property and equipment as of December 31, 2004 and 2003 consist of the following:

	2004	2003
Land and land improvements	$7,300,000	$7,300,000
Hotel building	36,159,972	36,109,104
Furniture and fixtures	13,887,395	13,451,091

Total	57,347,367	56,860,195
Less accumulated depreciation	(19,669,665)	(17,983,735)

Property and equipment - Net	$37,677,702	$38,876,460

7

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

4. OTHER ASSETS:

Other assets as of December 31, 2004 and 2003 consist of the following:

	2004	2003
Deferred costs:
Franchise fee (Net of amortization of $78,875 and $68,875, respectively)	$71,124	$81,125
Financing costs (Net of amortization of $420,853 and $332,253, respectively)	1,831,670	1,920,274

Total	1,902,794	2,001,399

*Note receivable from partner	160,191	160,191

Advance deposits	59,720	104,410

Total other assets	$2,122,705	$2,266,000

*	Note receivable from Embassy Suites (Isla Verde), Inc. represents a non interest bearing note for the payment of an operating deficit, defined as the amount operating expenses exceed adjusted gross revenues for each calendar year occurring after the hotel/casino commenced operations.

5. NOTE PAYABLE TO PARTNER:

Note payable to partner represents a 2% over the prevailing 90-day LIBOR rate note payable to Hotel Development Corporation in annual installments of $224,348 plus interest beginning in March 2002. The note will be paid from available cash flow from operations, as defined in the Partnership agreement, reduced by certain letter of credit fees.

8

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

6. OTHER NOTES PAYABLE:

Other notes payables as of December 31, 2004 and 2003 are as follows:

	2004	2003
* 1% over the Citibank prime rate note payable in monthly installments of $8,929 plus interest. The slot machine revenues secure the note up to a maximum of $300,000 annually	$758,956	$874,970

** Loan payable to the Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (AFICA). In connection with the loan agreement AFICA issued Tourism Revenue Bonds, 2000 Series A and Series B amounting to $38,400,000. The Puerto Rico Tourism Development Fund issued an irrevocable transferable stand-by letter of credit to secure the payment of principal and interest on the bonds when due. Interest on the bonds will accrue from their date of issuance and will be payable monthly on the first day of each month, commencing on April 1, 2000. The Bonds are also secured by a mortgage on the Hotel. The bonds have an average coupon of 7.132%.

	36,080,000	36,745,000

Total	36,838,956	37,619,970
Less current portion	807,148	772,150

Long-term debt	$36,031,808	$36,847,820

9

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

6. OTHER NOTES PAYABLE: (Cont’d)

Principal maturities of notes payable for the next five (5) years and thereafter are as follows:

Year ending December 31,	Amount
2005	$798,282
2006	887,148
2007	957,148
2008	1,057,148
2009	1,107,148
Thereafter	32,032,082

Total	$36,838,956

*	The loan agreement requires the Partnership to seek the bank’s written consent in order to: create additional liens on the Partnership’s property; guarantee debts; consolidate or merge with another entity; with certain exceptions, create additional liabilities; lend to partners and distribute earnings.
**	The Partnership may acquire, consolidate with or merge into another entity, or transfer to another entity all or substantially all its assets and thereafter dissolve, if: (i) the Puerto Rico Tourism Development Fund gives its prior consent in writing to the extent such consent is required under the Reimbursement Agreement; (ii) the successor or transferee is solvent and irrevocably and unconditionally assumes in writing all the obligations of the Partnership; (iii) such consolidation, merger or transfer shall cause the Partnership not to comply with the covenants provided in section 5.10(a) or 5.10(b) or not to comply with the representations made in Section 2.02(g) of the loan agreement; and (iv) immediately after such consolidation, merger or transfer neither the Partnership nor such successor or transferee shall be in default in the performance or observance of any duties, obligations or covenants under the loan agreement.

10

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

7. COMMITMENTS:

a) Management agreement:

The Partnership entered into a management agreement with Embassy Suites (Puerto Rico), Inc. (Embassy). Under the agreement Embassy, at the Partnership’s expense, will direct the operation of the Hotel until March 15, 2017. Embassy will earn a basic management fee equal to 3% of the Adjusted Gross Revenue, as defined in the agreement, with respect to each fiscal month and an incentive management fee as follows:

(1)	One percent of the Adjusted Gross Revenue payable from Available Cash Flow, as defined in the agreement, after the Partnership has received an Owners Return on Investment, as defined in the agreement, equal to 10% per annum.

(2)	An additional one percent of the Adjusted Gross Revenue payable from Available Cash Flow after the Partnership has received an Owners Return on Investment equal to 12% per annum.

(3)	An additional one percent of the Adjusted Gross Revenue payable from Available Cash Flow after the Partnership has received an Owners Return on Investment equal to 15% per annum.

Basic management fees charged to operations amounted to $781,635 and $697,480 in 2004 and 2003, respectively. Incentive management fee amounted to $136,190 and $0 in 2004 and 2003, respectively.

b) Embassy Suites International License Agreement:

Subject to the terms of the agreement, Embassy Suites, Inc. (ESI) has granted the Partnership a license to use the Embassy Suites hotel system and its related trademarks until March 15, 2017. ESI will earn the following monthly fees:

(1)	A royalty of 1% of the Gross Suites Revenue, as defined in the agreement.

(2)	A technical assistance fee of 3% of the Gross Suites Revenue.

(3)	A marketing and reservation contribution of 3.5% of the Gross Suites Revenue, but not less than $1.75 per guest suite per night.

Franchise fees charged to operations amounted to $1,147,928 and $1,058,358 in 2004 and 2003, respectively.

11

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

8. SUPPLEMENTAL CASH FLOWS INFORMATION:

Interest paid amounted to $3,554,713 and $3,230,393 in 2004 and 2003, respectively.

9. OPERATING COSTS AND EXPENSES:

Operating costs and expenses as of December 31, 2004 and 2003 consist of the following:

	2004
	Rooms	Casino	Food and Beverage	Total
Direct costs	$4,075,700	$2,162,587	$1,782,424	$8,020,711
General and administrative	5,134,701	3,331,634	411,393	8,877,728
Sales and advertising	775,707			775,707
Management and franchise fees	1,861,586	204,168		2,065,754
Depreciation and amortization	1,687,177	97,351		1,784,528

Total expenses	$13,534,871	$5,795,740	$2,193,817	$21,524,428

	2003
	Rooms	Casino	Food and Beverage	Total
Direct costs	$3,785,425	$1,874,517	$1,515,051	$7,174,993
General and administrative	4,828,782	2,398,517	392,023	7,619,322
Sales and advertising	639,930			639,930
Management and franchise fees	1,636,431	119,407		1,755,838
Depreciation and amortization	1,789,895	98,103		1,887,998

Total expenses	$12,680,463	$4,490,544	$1,907,074	$19,078,081

12

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

10. INCOME TAXES:

The special partnership is subject to the provisions of Supplement K of Puerto Rico Internal Revenue Code of 1994, as amended. In accordance with such legislation, the Partnership is not taxable as such, rather each partner reports his or its distributable share of the Partnership’s profit or loss for a particular year on his or its income tax return.

In accordance with the terms of the Concession of Tax Credits and Tax Exemption No. 94-78-T-6 as amended issued pursuant to the Puerto Rico Tourism Development Act of 1993 (the Act), the Hotel was granted 90% exemption with respect to income and property taxes arising from tourist activities, as defined in the Act, and 100% exemption on license fees, excise taxes and other municipal taxes.

A reconciliation of the net income per financial statements to net income per tax return is as follows:

	2004	2003
Net income per financial statements	$1,519,757	$558,104
Amortization of financing costs	127,333	127,333
Non deductible expenses	64,586	38,282
Exempt Tourism Development Income	(1,465,887)	(1,013,594)

Net income (loss) per tax return	$245,789	$(289,875)

Distribution of net income (loss) per tax return is as follows:
Net income from partially exempt activity	$162,876	$112,620
Ordinary income (loss)	82,193	(402,495)

Net	$245,069	$(289,875)

13

E.S. HOTEL ISLA VERDE, S.E.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

11. CONCENTRATION OF CREDIT RISK:

The Partnership maintains cash balances at several banks. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. As of December 31, 2004 the Partnership exceeded the insured limits by $921,417.

Two national airlines represented in the aggregate 31% and 33% of trade account receivable at December 31, 2004 and 2003, respectively.

12. RESTRICTED CASH AND RESERVES:

The Partnership is required to maintain a reserve fund in cash to provide for upkeep maintenance and refurbishing of the property, including replacement and additions, in an amount not less than 3% of the non-casino adjusted gross revenues, as defined in the management agreement. The upkeep reserve fund, included in cash, amounted to $1,169,939 and $494,692 in 2004 and 2003, respectively.

Restricted reserves consist of the following:

	2004	2003
Debt service reserve fund	$1,894,376	$1,894,375
Excess cash flow reserve	1,986,025	1,964,209
Bond fund	738,219	928,703
Operating deficit reserve	700,000	700,000

Total	$5,318,620	$5,487,287

14